SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) February 22, 2000



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                           1-3247            16-0393470
(State or other jurisdiction       (Commission       (I.R.S. Employer
of incorporation)                  File Number)      Identification No.)



One Riverfront Plaza, Corning, New York              14831
(Address of principal executive offices)             (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events

On January 28, 2000, Corning Incorporated, Riesling Acquisition Corporation and Oak Industries Inc. completed the previously announced merger of Riesling Acquisition Corporation, a Corning subsidiary, with and into Oak Industries whereby Corning exchanged 0.83 shares of Corning common stock for each share of Oak Industries common stock. The transaction was accounted for as a pooling of interests. Corning expects to file a Form 10-K reflecting its historical results in March 2000. Corning will also file an amended Form 10-K reflecting the retroactively restated financial statements for the merger. Filed herewith is certain restated information for 1999 and 1998 reflecting the pooling of interests:

(1) Supplemental Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997.
(2) Supplemental Consolidated Balance Sheets as of December 31, 1999 and 1998.
(3) Supplemental Consolidated Statements of Income for the quarters ended March 31, June 30, September 30 and December 31, 1999 and 1998.
(4) Supplemental Segment Information for the quarters ended March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  February 22, 2000      By  /s/   KATHERINE A. ASBECK
                                        Katherine A. Asbeck
                                        Vice President and Controller

                              CORNING INCORPORATED

                       SUPPLEMENTAL FINANCIAL INFORMATION



The supplemental financial statements give retroactive effect to the merger of Corning Incorporated and Oak Industries on January 28, 2000 which has been accounted for as a pooling of interests. Accounting principles generally accepted in the United States proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not extend through the date of consummation. The financial information included in this filing will become the historical consolidated financial statements of Corning Incorporated after financial statements covering the date of consummation of the business combination are issued. The operating results of Oak Industries have been included in the Telecommunications Segment.

Corning Incorporated and Subsidiary Companies
Supplemental Consolidated Statements of Income
(In millions, except per share amounts)

                                   Year Ended December 31,
                                ----------------------------
                                  1999      1998      1997
                                --------  --------  --------
Revenues

  Net sales                     $4,741.1  $3,831.9  $3,831.2
  Royalty, interest and
    dividend income                 41.4      50.0      38.9
  Non-operating gains               30.0      39.7
                                --------  --------  --------
                                 4,812.5   3,921.6   3,870.1
                                --------  --------  --------

Deductions

  Cost of sales                  2,930.3   2,360.5   2,224.3
  Selling, general and
    administrative expenses        667.4     542.8     593.4
  Research, development and
    engineering expenses           378.2     307.4     262.9
  Provision for impairment
    and restructuring                1.4      84.6
  Amortization of purchased
    intangibles
    including goodwill              27.8      22.2      21.8
  Interest expense                  93.2      66.8      83.0
  Other, net                        39.3      55.0      18.9
                                --------  --------  --------

Income from continuing
  operations before
  taxes on income                  674.9     482.3     665.8
Taxes on income from
  continuing operations            207.1     149.5     223.3
                                --------  --------  --------

Income from continuing
  operations before
  minority interest
  and equity earnings              467.8     332.8     442.5
Minority interest in earnings
  of subsidiaries                  (66.8)    (61.6)    (77.4)
Dividends on convertible
  preferred securities
  of subsidiary                     (2.3)    (13.7)    (13.7)
Equity in earnings of
  associated companies             112.3      97.3      79.2
                                --------  --------  --------

Income from continuing
  operations                       511.0     354.8     430.6
Income from discontinued
  operations, net of
  income taxes                       4.8      66.5      30.9
                                --------  --------  --------

Net Income                      $  515.8  $  421.3  $  461.5
                                ========  ========  ========

Basic Earnings Per Share
  Continuing operations         $   2.00  $   1.45  $   1.77
  Discontinued operations           0.02      0.27      0.12
                                --------  --------  --------
Net Income                      $   2.02  $   1.72  $   1.89
                                ========  ========  ========

Diluted Earnings Per Share
  Continuing operations         $   1.95  $   1.42  $   1.71
  Discontinued operations           0.02      0.25      0.11
                                --------  --------  --------
Net Income                      $   1.97  $   1.67  $   1.82
                                ========  ========  ========

Shares Used In Computing
 Earnings Per Share
  Basic earnings per share         255.1     244.4     242.9
  Diluted earnings per share       265.1     259.2     260.4


Corning Incorporated and Subsidiary Companies
Supplemental Consolidated Balance Sheets
(In millions, except per share amounts)

                                            December 31,
                                        -------------------
                                          1999        1998
                                        --------    -------
Assets

Current Assets
  Cash                                  $  121.8    $   20.8
  Short-term investments, at cost,
    which approximates market value        158.6        38.4
  Accounts receivable, net of
   doubtful accounts and
   allowances - $19.9/1999; $18.1/1998     872.4       696.0
  Inventories                              602.2       536.0
  Deferred taxes on income and
   other current assets                    229.2       184.5
                                        --------    --------

  Total current assets                   1,984.2     1,475.7
                                        --------    --------

Investments
  Associated companies, at equity          421.9       323.9
  Others, at cost or fair value             82.5        53.3
Plant and equipment, at cost, net
  of accumulated depreciation            3,201.7     2,783.9
Goodwill and other intangible assets,
  net of accumulated
  amortization - $112.3/1999;
  $90.3/1998                               506.7       506.2
Other assets                               329.0       321.3
                                        --------    --------

Total Assets                            $6,526.0    $5,464.3
                                        ========    ========

Liabilities and Shareholders' Equity

Current Liabilities
  Loans payable                         $  420.7    $  206.7
  Accounts payable                         418.0       312.5
  Other accrued liabilities                715.3       608.8
                                        --------    --------

  Total current liabilities              1,554.0     1,128.0
                                        --------    --------

Other liabilities                          720.6       682.7
Loans payable beyond one year            1,490.4     1,217.8
Minority interest in subsidiary
  companies                                284.8       346.1
Convertible preferred securities
  of subsidiary                                        365.2
Convertible preferred stock                 13.5        17.9
Common shareholders' equity
  Common stock, including excess over par
    value and other capital - par value
    $0.50 per share; Shares authorized:
    500 million; Shares issued:
    285.2 million/1999; 280.5
    million/1998                         1,359.3     1,042.3
  Retained earnings                      1,790.0     1,451.1
  Less cost of 25.0 million/1999 and
    34.4 million/1998 shares of
    common stock in treasury              (656.0)     (790.0)
  Accumulated other comprehensive
    income (loss)                          (30.6)        3.2
                                        --------    --------

  Total common shareholders' equity      2,462.7     1,706.6
                                        --------    --------

Total Liabilities and
  Shareholders' Equity                  $6,526.0    $5,464.3
                                        ========    ========

Corning Incorporated and Subsidiary Companies
Supplemental Consolidated Statements of Income
(In millions, except per share amounts)

                                              1999
                        ------------------------------------------------
                           Q1        Q2        Q3        Q4      Total
                        --------  --------  --------  --------  --------
Revenues
  Net sales             $  997.0  $1,129.7  $1,245.3  $1,369.1  $4,741.1
  Royalty, interest and
   dividend income          10.0      11.3       8.7      11.4      41.4
  Non-operating gains                           30.0                30.0
                        --------  --------  --------  --------  --------
                         1,007.0   1,141.0   1,284.0   1,380.5   4,812.5

Deductions
  Cost of sales            613.9     693.3     767.0     856.1   2,930.3
  Selling, general
    and administrative
    expenses               152.2     151.2     172.0     192.0     667.4
  Research, development
    and engineering
    expenses                83.4      88.5     100.2     106.1     378.2
  Provision for impairment
    and restructuring                           15.5     (14.1)      1.4
  Amortization of
    purchased intangibles
    including goodwill       6.9       7.0       7.3       6.6      27.8
  Interest expense          19.7      20.4      26.0      27.1      93.2
  Other, net                 9.9      10.7      11.9       6.8      39.3
                        --------  --------  --------  --------  --------

Income from continuing
  operations before
  taxes on income          121.0     169.9     184.1     199.9     674.9
Taxes on income
  from continuing
  operations                37.3      52.3      55.7      61.8     207.1
                        --------  --------  --------  --------  --------

Income from continuing
  operations before
  minority interest
  and equity earnings       83.7     117.6     128.4     138.1     467.8
Minority interest in
  earnings of
  subsidiaries             (10.1)    (17.4)    (18.6)    (20.7)    (66.8)
Dividends on convertible
  preferred securities
  of subsidiary             (2.3)                                   (2.3)
Equity in earnings of
  associated companies      21.2      30.8      32.1      28.2     112.3
                        --------  --------  --------  --------  --------

Income from continuing
  operations                92.5     131.0     141.9     145.6     511.0
Income from discontinued
  operations, net
  of income taxes                                          4.8       4.8
                        --------  --------  --------  --------  --------

Net Income              $   92.5  $  131.0  $  141.9  $  150.4  $  515.8
                        ========  ========  ========  ========  ========

Diluted Earnings
 Per Share
   Continuing
    operations          $   0.36  $   0.50  $   0.54  $   0.55  $   1.95
   Discontinued
    operations                                            0.02      0.02
                        --------  --------  --------  --------  --------
Net Income              $   0.36  $   0.50  $   0.54  $   0.57  $   1.97
                        ========  ========  ========  ========  ========

Shares Used In Computing
  Earnings Per Share
   Diluted earnings
    per share              260.4     265.3     265.7     266.6     265.1

Corning Incorporated and Subsidiary Companies
Supplemental Consolidated Statements of Income
(In millions, except per share amounts)

                                           1998
                         --------------------------------------------
                           Q1      Q2       Q3        Q4      Total
                         ------  ------  --------  --------  --------
Revenues
  Net sales              $874.0  $944.6  $  988.1  $1,025.2  $3,831.9
  Royalty, interest and
   dividend income          9.7    12.2      12.3      15.8      50.0
  Non-operating gains              20.5                19.2      39.7
                         ------  ------  --------  --------  --------
                          883.7   977.3   1,000.4   1,060.2   3,921.6

Deductions
  Cost of sales           560.3   581.1     597.6     621.5   2,360.5
  Selling, general
    and administrative
    expenses              125.3   141.2     125.0     151.3     542.8
  Research, development
    and engineering
    expenses               70.7    78.6      74.3      83.8     307.4
  Provision for impairment
   and restructuring               84.6                          84.6
  Amortization of
    purchased intangibles
    including goodwill      5.5     5.5       5.4       5.8      22.2
  Interest expense         20.2    17.3      13.5      15.8      66.8
  Other, net               27.1     2.6      10.7      14.6      55.0
                         ------  ------  --------  --------  --------

Income from continuing
  operations before
  taxes on income          74.6    66.4     173.9     167.4     482.3
Taxes on income from
  continuing operations    25.0    18.9      53.9      51.7     149.5
                         ------  ------  --------   -------  --------

Income from continuing
  operations before
  minority interest
  and equity earnings      49.6    47.5     120.0     115.7     332.8
Minority interest in
  earnings of subsidiaries (5.7)  (13.0)    (20.5)    (22.4)    (61.6)
Dividends on convertible
  preferred securities
  of subsidiary            (3.4)   (3.5)     (3.4)     (3.4)    (13.7)
Equity in earnings of
  associated companies     28.1    33.6      15.7      19.9      97.3
                         ------  ------  --------  --------  --------

Income from continuing
  operations               68.6    64.6     111.8     109.8     354.8
Income from discontinued
  operations, net
  of income taxes          (0.6)   67.1                          66.5
                         ------  ------  --------  --------  --------

Net Income               $ 68.0  $131.7  $  111.8  $  109.8  $  421.3
                         ======  ======  ========  ========  ========

Diluted Earnings
 Per Share
   Continuing
    operations           $ 0.28  $ 0.26  $   0.44  $   0.44  $   1.42
   Discontinued
    operations            (0.01)   0.26                          0.25
                         ------  ------  --------  --------  --------
Net Income               $ 0.27  $ 0.52  $   0.44  $   0.44  $   1.67
                         ======  ======  ========  ========  ========

Shares Used In Computing
  Earnings Per Share
   Diluted earnings
    per share             247.9   249.4     260.8     260.9     259.2


Corning Incorporated and Subsidiary Companies
Supplemental Consolidated Income Statement Information
(In millions, except per share amounts)


                                            1999
                          -------------------------------------------
                            Q1      Q2       Q3        Q4      TOTAL
                          ------  ------  ------     ------    ------
Net Income

Before special items      $ 92.5  $131.0  $142.4     $137.0    $502.9
  Provision for impairment
    and restructuring                      (10.0)(1)    8.6(3)   (1.4)
  Non-operating gains                        9.5 (2)              9.5
                          ------  ------  ------     ------    ------

Net income from
  continuing operations     92.5   131.0   141.9      145.6     511.0
Net income from
  discontinued operations                               4.8       4.8
                          ------  ------  ------     ------    ------
Net Income                $ 92.5  $131.0  $141.9     $150.4    $515.8
                          ======  ======  ======     ======    ======

Earnings Per Share

Diluted earnings per share:
  Before special items    $ 0.36  $ 0.50  $ 0.54     $ 0.52    $ 1.92
     Provision for
      impairment
      and restructuring                    (0.04)(1)   0.03(3)  (0.01)
     Non-operating gains                    0.04 (2)             0.04
                          ------  ------  ------     ------    ------

Net income from
  continuing operations     0.36    0.50    0.54       0.55      1.95
Net income from
  discontinued operations                              0.02      0.02
                          ------  ------  ------     ------    ------

Net Income                $ 0.36  $ 0.50  $ 0.54     $ 0.57    $ 1.97
                          ======  ======  ======     ======    ======

Shares used in computing
  earnings per share:
   Diluted earnings
    per share              260.4   265.3   265.7      266.6     265.1
                          ======  ======  ======     ======    ======


(1) Reflects a non-operating charge of $15.5 million ($10.0 million after tax), or $0.04 per share.
(2) Reflects a non-operating gain of $30.0 million ($9.5 million after tax and minority interest), or $0.04 per share.
(3) Reflects a release of restructuring reserves totaling $14.1 million ($8.6 million after tax), or $0.03 per share.


Corning Incorporated and Subsidiary Companies
Supplemental Consolidated Income Statement Information
(In millions, except per share amounts)


                                              1998
                           --------------------------------------------
                             Q1      Q2         Q3      Q4       TOTAL
                           ------  ------     ------  ------     ------
Net Income

Before special items       $ 68.6  $100.6     $111.8  $100.1     $381.1
  Provision for impairment
   and restructuring                (49.2)(1)                     (49.2)
                           ------  ------     ------  ------     ------
  Non-operating gains                13.2 (2)            9.7(3)    22.9

Net income from
  continuing operations      68.6    64.6      111.8   109.8      354.8
Net income from
  discontinued operations    (0.6)   67.1                          66.5
                           ------  ------     ------  ------     ------

Net Income                 $ 68.0  $131.7     $111.8  $109.8     $421.3
                           ======  ======     ======  ======     ======

Earnings Per Share

Diluted earnings per share:
  Before special items     $ 0.28  $ 0.40     $ 0.44  $ 0.40     $ 1.52
     Provision for
      impairment and
      restructuring                 (0.19)(1)                     (0.19)
     Non-operating gains             0.05 (2)           0.04(3)    0.09
                           ------  ------     ------  ------     ------

Net income from
  continuing operations      0.28    0.26       0.44    0.44       1.42
Net income from
  discontinued operations   (0.01)   0.26                          0.25
                           ------  ------     ------  ------     ------

Net Income                 $ 0.27  $ 0.52     $ 0.44  $ 0.44     $ 1.67
                           ======  ======     ======  ======     ======

Shares used in computing
  earnings per share:
   Diluted earnings
    per share               247.9   249.4      260.8   260.9      259.2
                          =======  ======     ======  ======     ======


(1) Reflects a restructuring charge of $84.6 million ($49.2 million after tax and minority interest), or $0.19 per share.
(2) Reflects a non-oerating gain of $20.5 million ($13.2 million after tax), or $0.05 per share.
(3) Reflects a non-operating gain of $19.2 million ($9.7 million after tax), or $0.04 per share.


Corning Incorporated and Subsidiary Companies
Quarterly Information by Operating Segment
(In millions)

                                                1999
                            ----------------------------------------------
                              Q1      Q2        Q3        Q4      Total
                            ------  --------  --------  --------  --------
Telecommunications
Net sales                   $593.3  $  692.5  $  803.4  $  869.0  $2,958.2
Research, development
  and engineering
  expenses                  $ 56.1  $   59.6  $   71.3  $   73.8  $  260.8
Segment earnings before
  minority interest
  and equity earnings       $ 55.0  $   75.9  $   84.0  $   93.7  $  308.6
 Minority interest in
   earnings of subsidiaries   (4.3)     (8.7)     (7.4)    (14.2)    (34.6)
 Equity in earnings of
   associated companies        4.0       2.6       4.9       3.4      14.9
                            ------  --------  --------  --------  --------
Segment net income          $ 54.7  $   69.8  $   81.5  $   82.9  $  288.9
                            ======  ========  ========  ========  ========

Advanced Materials
Net sales                   $252.1  $  264.7  $  257.7  $  279.4  $1,053.9
Research, development
  and engineering
  expenses                  $ 21.9  $   23.2  $   23.7  $   25.7  $   94.5
Segment earnings before
  minority interest
  and equity earnings       $ 20.0  $   28.0  $   23.6  $   19.3  $   90.9
 Minority interest in
   earnings of subsidiaries    0.1                (0.1)
 Equity in earnings of
   associated companies        4.1       3.5       6.1       8.0      21.7
                            ------  --------  --------  --------  --------
Segment net income          $ 24.2  $   31.5  $   29.6  $   27.3  $  112.6
                            ======  ========  ========  ========  ========

Information Display
Net sales                   $145.7  $  166.0  $  178.7  $  210.8  $  701.2
Research, development
  and engineering
  expenses                  $  5.4  $    5.7  $    5.3  $    6.5  $   22.9
Segment earnings before
  minority interest
  and equity earnings       $  9.4  $   17.8  $   12.9  $   17.5  $   57.6
 Minority interest in
   earnings of subsidiaries   (5.9)     (8.8)     (1.5)     (6.5)    (22.7)
 Equity in earnings of
   associated companies       12.4      22.2      18.3      14.9      67.8
                            ------  --------  --------  --------  --------
Segment net income          $ 15.9  $   31.2  $   29.7  $   25.9  $  102.7
                            ======  ========  ========  ========  ========

Total Segments
Net sales                   $991.1  $1,123.2  $1,239.8  $1,359.2  $4,713.3
Research, development
  and engineering
  expenses                  $ 83.4  $   88.5  $  100.3  $  106.0  $  378.2
Segment earnings before
  minority interest
  and equity earnings       $ 84.4  $  121.7  $  120.5  $  130.5  $  457.1
 Minority interest in
   earnings of subsidiaries  (10.1)    (17.5)     (9.0)    (20.7)    (57.3)
 Equity in earnings of
   associated companie        20.5      28.3      29.3      26.3     104.4
                            ------  --------  --------  --------  --------
Segment net income          $ 94.8  $  132.5  $  140.8  $  136.1  $  504.2
                            ======  ========  ========  ========  ========

These amounts do not include revenues, expenses and equity earnings not specifically identifiable to segments.